UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2008

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code) (415) 946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On April 25, 2008, IA Global, Inc. (the “Company”) and Esprit Co Ltd., a Tokyo, Japan-based company (“Esprit”) entered into an Amendment Agreement (the “Amendment”) to terminate the Binding Term Sheet signed December 20, 2007 to acquire 80% of Esprit. This termination was agreed by the parties due to the U.S. market conditions. Mr. Paul Goldsmith, President of Esprit, is engaged as an advisor to the Company and is expected to assist with the growth of the human capital business.

The Amendment is attached hereto as Exhibit 10.1 is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Loan Agreement with Mitsui Sumitomo Bank Co Ltd.

On April 30, 2008, the Company’s wholly owned subsidiary Global Hotline, Inc. (“Global Hotline”) signed an amendment extending the terms of its working capital loan with Mitsui Sumitomo Bank Co Ltd. to July 25, 2008. The loan was entered into on July 27, 2007, and was for 200,000,000 Yen, or approximately $1,623,000 at then current exchange rates. The loan required a balloon payment of 200,000,000 Yen, or approximately $1,623,000 at then current exchange rates, on January 25, 2008. Interest of 3.00% was to be paid on January 25, 2008. On January 22, 2008, Global Hotline signed an amendment extending the term to April 30, 2008.

The above loan is guaranteed by Hideki Anan, the CEO of Global Hotline There are no covenants or security requirements related to these loans.

The Loan Amendment is filed as Exhibit 10.2 and incorporated herein by reference.

Loan Agreement with Frontier Mortgages Pty Ltd .

On April 24, 2008, the Company entered into a Deed of Variation Agreement (“Variation Agreement”), amending the terms of its working capital loan with Frontier Mortgages Pty Ltd, an Australian company affiliated with a selling shareholder of Australian Secured Financial Limited (“ASFL”), an entity that the Company owns a 36% interest. The loan was entered into on December 21, 2007, and was for $500,000.Pursuant to the Variation Agreement, the Company repaid $20,000 on April 24, 2008 and $200,000 on April 27, 2008, and agreed to repay $300,000 on May 8, 2008 and the balance including interest and a $25,000 extension fee by July 10, 2008. The loan is secured by the Company’s 36% equity investment in ASFL. There are no other covenants or security requirements related to this loan.

The Variation Agreement is filed as Exhibit 10.3 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired – None.

(b)	Pro Forma financial information – None.

(d)	Exhibits –

Exhibit No.	Description

10.1	Amendment Agreement, dated April 25, 2008, by and between IA Global, Inc. and Esprit Co Ltd.

10.2	Request For Use of Special Overdraft Facility dated April 30, 2008, by and between Global Hotline, Inc. and Mitsui Sumitomo Banking Corporation

10.3	Deed of Variation, dated April 24, 2008, by and between IA Global, Inc. and Frontier Mortgages Pty Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA Global, Inc.

(Registrant)

Dated: April 30, 2008

By:	/s/ Mark Scott
Mark Scott
Chief Operating and Financial Officer